Mairs and Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)			September 30, 2022

Shares		Security Description	Fair Value
		COMMON STOCKS 99.7%
		COMMUNICATION SERVICES 2.4%
539,223		Marcus Corp/The	$7,489,808

		CONSUMER DISCRETIONARY 4.9%
122,980		Gentherm Inc (a)	6,115,795
50,600		Polaris Inc	4,839,890
136,445		Sleep Number Corp (a)	4,613,206
			15,568,891
		CONSUMER STAPLES 6.4%
64,500		Casey’s General Stores Inc	13,062,540
68,600		MGP Ingredients Inc	7,282,576
			20,345,116
		FINANCIALS 20.6%
139,441		Alerus Financial Corp	3,081,646
309,261		Associated Banc-Corp	6,209,961
104,500		Cullen/Frost Bankers Inc	13,816,990
210,456		First Interstate BancSystem, Inc	8,491,900
267,700		Glacier Bancorp Inc	13,152,101
154,078		QCR Holdings Inc	7,848,733
159,500		Wintrust Financial Corp	13,007,225
			65,608,556
		HEALTH CARE 10.9%
24,900		Bio-Techne Corp	7,071,600
128,000		Catalent Inc (a)	9,262,080
89,445		CVRx Inc (a)	834,522
62,400		Inspire Medical Systems Inc (a)	11,067,888
31,100		Medpace Holdings Inc (a)	4,887,987
52,418		SurModics Inc (a)	1,593,507
			34,717,584
		INDUSTRIALS 25.0%
306,878		AAR Corp (a)	10,992,370
320,100		AZEK Co Inc/The (a)	5,320,062
70,263		Donaldson Co Inc	3,443,590
18,872		Generac Holdings Inc (a)	3,361,858
54,700		Graco Inc	3,279,265
108,700		Hub Group Inc, Class A (a)	7,498,126
170,300		Hyliion Holdings Corp (a)	488,761
56,700		John Bean Technologies Corp	4,876,200
341,400		nVent Electric PLC (b)	10,791,654
141,100		Oshkosh Corp	9,917,919
43,200		Proto Labs Inc (a)	1,573,776
186,351		Tennant Co	10,540,012
88,200		Toro Co/The	7,627,536
			79,711,129
		INFORMATION TECHNOLOGY 20.3%
109,200		Altair Engineering Inc (a)	4,828,824
197,729		Digi International Inc (a)	6,835,492
74,507		Entegris Inc	6,185,571
96,400		Envestnet Inc (a)	4,280,160
396,350		Jamf Holding Corp (a)	8,783,116
60,500		Littelfuse Inc	12,020,745
113,120		Plexus Corp (a)	9,904,787
201,790		SkyWater Technology Inc (a)	1,543,693
132,380		Workiva Inc (a)	10,299,164
			64,681,552
		MATERIALS 3.2%
169,200		HB Fuller Co	10,168,920

		REAL ESTATE 1.8%
391,300		Physicians Realty Trust	5,885,152

		UTILITIES 4.2%
111,200		Black Hills Corp	7,531,576
116,500		NorthWestern Corp	5,741,120
			13,272,696

		TOTAL COMMON STOCKS	$317,449,404
		(cost $266,287,840)

		SHORT-TERM INVESTMENTS 0.4%
1,425,514		First American Government Obligations Fund, Class X, 2.770% (c)	$1,425,514
		(cost $1,425,514)

		TOTAL INVESTMENTS 100.1%	$318,874,918
		(cost $267,713,354)

		OTHER ASSETS AND LIABILITIES (NET) (0.1)%	(292,038)

		TOTAL NET ASSETS 100.0%	$318,582,880

	(a)	Non-income producing.
	(b)
Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

	(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the- counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820     requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

 Level 1 – Quoted prices in active markets for identical securities.
 Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
 Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

 The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of September 30, 2022:

	Growth Fund	Balanced Fund	Small Cap Fund	Minnesota ETF
Level 1 *	$4,225,215,103	$504,566,234	$318,874,918	$63,271
Level 2**	-	260,813,328	-	16,334,850
Level 3	-	-	-	-
Total	$4,225,215,103	$765,379,562	$318,874,918	$16,398,121

* All Level 1 investments are equity securities (common stocks and preferred stocks and short-term investments.
** All Level 2 investments are fixed income securities.

For detail of securities by major section classification for the Funds, please refer to the Schedule of Investments.
The Funds did not hold any Level 3 investments during the period ended September 30, 2022.
The Fund did not invest in any financial derivative instruments during the period ended September 30, 2022.